UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Vernalis (R&D) Limited (“Vernalis”), a subsidiary of Ligand Pharmaceuticals Incorporated (together with Vernalis, “Ligand” or the “Company”), recently entered into a collaboration agreement (the “Agreement”) with PhoreMost Limited (“PhoreMost”).

Under the Agreement, Ligand will apply its Vernalis Design Platform to design small molecule inhibitors against an undisclosed novel oncology target previously identified by PhoreMost using PhoreMost’s SITESEEKER® phenotypic screening technology. Ligand and PhoreMost will share downstream revenues of any future out-licenses resulting from the collaboration, and Ligand will be entitled to between 20% and 80% of license economics based on Ligand’s contribution and stage of development at the time of licensing.

Forward-Looking Statements

This report contains forward-looking statements by Ligand that involve risks and uncertainties and reflect Ligand’s judgment as of the date of this report. These forward-looking statements include comments regarding the planned research development program under the Agreement and the potential for future out-licensing. Actual events or results may differ from Ligand’s expectations. For example, Ligand or PhoreMost may abandon development under the Agreement in certain circumstances and there can be no assurance that the parties will be able to successfully out-license any compounds under the Agreement. Many of these risks also apply to the other programs which comprise Ligand’s shots-on-goal portfolio. The failure to meet expectations with respect to any of the foregoing matters may reduce Ligand’s stock price. Additional information concerning these and other important risk factors affecting Ligand can be found in Ligand’s prior periodic filings with the Securities and Exchange Commission (including its Annual Report filed on Form 10-K filed on February 28, 2019 and subsequent Quarterly Reports on Form 10-Q), available at www.sec.gov, as updated by future period reports filed with the Securities and Exchange Commission. Ligand disclaims any intent or obligation to update these forward-looking statements beyond the date of this report. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 12, 2019	By:	/s/ Charles Berkman
	Name:	Charles Berkman
	Title:	Senior Vice President, General Counsel and Secretary